Business Combinations	12 Months Ended
Mar. 31, 2025
Business combinations [Abstract]
Business Combinations	Business Combinations

Accounting Policy

A business combination is a transaction or event in which an acquirer obtains control of one or more businesses and is accounted for using the acquisition method. The total consideration paid for the acquisition is the aggregate of the fair values of assets acquired, liabilities assumed, and equity instruments issued in exchange for control of the acquiree at the acquisition date. The acquisition date is the date when the Company obtains control of the acquiree. The identifiable assets acquired and liabilities assumed are recognized at their acquisition date fair values, except for deferred taxes and share-based payment awards where IFRS provides exceptions to recording the amounts at fair value. Goodwill represents the difference between the fair value of total consideration paid and the fair value of the net identifiable assets acquired. Acquisition costs incurred are expensed through the consolidated statements of income (loss) and comprehensive income (loss).

Contingent consideration is measured at its acquisition date fair value and is included as part of the consideration transferred in a business combination, subject to the applicable terms and conditions. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within equity. Contingent consideration that is classified as an asset or a liability is remeasured at subsequent reporting dates in accordance with IFRS 9 Financial Instruments with the corresponding gain or loss recognized in profit or loss.

Based on the facts and circumstances that existed at the acquisition date, management will perform a valuation analysis to allocate the purchase price based on the fair values of the identifiable assets acquired and liabilities assumed on the acquisition date. Management has one year from the acquisition date to confirm and finalize the facts and circumstances that support the finalized fair value analysis and related purchase price allocation. Until such time, these values are provisionally reported and are subject to change. Changes to fair values and allocations are retrospectively adjusted in subsequent periods.

In determining the fair value of all identifiable assets acquired and liabilities assumed, the most significant estimates generally relate to contingent consideration, intangible assets and property, plant and equipment. Management exercises judgment in estimating the probability and timing of when earn-out milestones are expected to be achieved, which is used as the basis for estimating fair value. Identified intangible assets are fair valued using appropriate valuation techniques which are generally based on a forecast of the total expected future net cash flows of the acquiree. Valuations are highly dependent on the inputs used and assumptions made by management regarding the future performance of these assets and any changes in the discount rate applied. Property, plant and equipment are fair valued using a combination of the cost approach and sales comparison approach.

Acquisitions that do not meet the definition of a business combination are accounted for as asset acquisitions. Consideration paid for an asset acquisition is allocated to the individual identifiable assets acquired and liabilities assumed based on their relative fair values. Asset acquisitions do not give rise to goodwill.

MedReleaf Australia

On February 7, 2024, a wholly owned subsidiary of the Company acquired the remaining 90.43% interest in Indica Industries Pty Ltd. (“MedReleaf Australia” or “MRA”) an Australian domiciled company, for total purchase price consideration of approximately $44.3 million (AUS$51.0 million), comprised of cash consideration of approximately $8.2 million (AUS$9.5 million) and issuance of Common Shares of 6,948,994(1) with a fair value of $36.1 million (AUS$41.6 million). Given the Company’s ownership interest of 9.57% prior to the acquisition, the Company applied step acquisition accounting requiring a disposal of its current position based on the fair value of its ownership interest immediately before acquisition. As a result, the Company recognized a gain on disposal of $4.7 million (AUS$5.4 million), recorded as other comprehensive income in the consolidated statements of income (loss) and comprehensive income (loss) with a corresponding increase to the total purchase price consideration. The Company acquired the remaining interest in MRA to secure its distribution and market share in a key export market.

The total purchase price consideration includes cash held in escrow of approximately $0.8 million (AUS$0.9 million) for working capital and specified indemnifications obligations and 676,579 Common Shares with a fair value of $3.6 million (AUS$4.0 million) on closing, held in escrow. The indemnification period is up to one year following the close of the transaction, with an exception for certain tax superannuation claims, which expire five years from closing, and certain other specified claims that survive until the applicable statute of limitations. Total transactions costs of $2.2 million were expensed to acquisition costs in the consolidated statements of income (loss) and comprehensive income (loss).

Goodwill arising from the acquisition represents future income, projected growth in the Australian marketplace, and other intangibles that do not qualify for separate recognition. The goodwill is allocated to the Cannabis Operating segment.

During the year end March 31, 2025, the values assigned, including the related goodwill and deferred tax assets and liabilities were finalized, after adjusting the total consideration through goodwill for approximately $0.4 million prior to finalizing the purchase price allocation in the second quarter of fiscal 2025. The cash consideration and the Common Shares held in escrow were released after the one year indemnification period, with no adjustments.

Allocation of consideration
$
Cash paid	8,249
Common shares issued	36,092
Total purchase price for remaining 90.43% interest	44,341
Fair value of existing ownership	4,734
Total fair value of consideration	49,075

Final fair value of net identifiable assets
Cash	5,710
Accounts receivable	4,785
Inventory	10,464
Prepaid expenses and other current assets	80
Property, plant and equipment	1,795
Intangible assets:
Licenses	5,500
Brand	7,500
35,834

Accounts payable and accrued liabilities	10,206
Income taxes payable	317
Lease liability	311
10,834

Final purchase price allocation
Net identifiable assets acquired	25,000
Goodwill	24,075
49,075

Net cash outflows
Cash consideration paid	(8,249)
Cash acquired	5,710
(2,539)

For year ended March 31, 2024, MedReleaf Australia accounted for $2.8 million in revenue and $0.9 million in net loss since the February 7, 2024 acquisition date. If the acquisition had been completed on April 1, 2023, the Company estimates that MedReleaf Australia would have accounted for $44.4 million in revenue and $6.1 million in net profit for the year ended March 31, 2024.